UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  03/16/2009

OpenTV Corp.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-15473

British Virgin Islands	98-0212376
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

275 Sacramento Street
San Francisco, CA 94111
(Address of principal executive offices, including zip code)

415-962-5000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On March 16, 2009, OpenTV Corp. (the "Company") issued a press release regarding the appointment by the Special Committee of the Company's Board of Directors (the "Committee") of UBS Securities LLC as its independent financial advisor in connection with its review of the proposal from Kudelski SA to acquire all of the Company's Class A ordinary shares not currently owned by Kudelski SA or its affiliates. In addition, the Committee has appointed Covington & Burling LLP to serve as its independent legal counsel. A copy of this press release is being furnished as an exhibit to this report.

Item 9.01.    Financial Statements and Exhibits

(a)                Not Applicable

(b)                Not Applicable

(c)                Not Applicable

(d)                Exhibits

Exhibit                Description

99.1                Press Release issued March 16, 2009 by the Company.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OpenTV Corp.

Date: March 16, 2009	By:	/s/ Mark Beariault
Mark Beariault
Senior Vice President, General Counsel

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release issued March 16, 2009 by the Company.